UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22410

T. Rowe Price Real Assets Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Report to Shareholders

Real Assets Fund	December 31, 2011

The views and opinions in this report were current as of December 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Dear Shareholder

Real assets stocks fell sharply during the closing six months of 2011, erasing modest gains over the first half of the year. Equity markets were exceptionally volatile amid a series of profound economic shocks, including the European debt crisis, political unrest in the oil-rich Middle East and North Africa, and slowing economic growth in key emerging markets. Industrial metals, precious metals, and natural resources stocks posted double-digit losses as risk aversion returned to the markets, while global real estate and infrastructure shares recorded more modest declines. The Real Assets Fund lost ground in this challenging environment and lagged its benchmark index.

As shown in the Performance Comparison table, the Real Assets Fund fell 13.61% in the year ended December 31, 2011, and returned -15.42% over the closing six months. The fund trailed the MSCI All Country World Index over both periods. With the exception of our U.S. real estate portfolio, performance among the fund’s underlying asset classes was broadly negative. Our industrial metals, precious metals, and natural resources portfolios declined by double digits, while global real estate and infrastructure shares recorded more modest losses. Security selection in the underlying portfolios and sector allocations detracted from returns relative to the benchmark MSCI index.

Summary of the Fund’s Investment Approach

The Real Assets Fund invests in assets that typically provide some protection against the impact of inflation over time. In selecting investments, the fund’s management team searches for U.S. and international stocks that typically have a low correlation with the broader global equity market in order to outperform the market during periods of high or rising inflation. The fund is not a “fund of funds,” but your management team pays close attention to the analysis and judgment of the firm’s specialized mutual fund managers.

The fund normally invests at least 80% of its assets in real assets and securities of companies that derive at least 50% of their profits or revenues from real assets. Real assets include any investments that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities. The fund may invest in securities issued by companies of any market capitalization. It may also invest in real estate investment trusts (REITs), which are pooled investment vehicles that typically invest directly in real estate and mortgages and loans backed by real estate. We generally favor companies that benefit from leading industry positions, compelling business models, strong managements, and reasonable valuations.

MARKET ENVIRONMENT

Global equity markets gained ground in the first half of 2011, supported by healthy corporate earnings, strong balance sheets, and increasing consumer demand. But economic conditions deteriorated in the summer as fears of European government bond defaults, a downturn in China’s economic growth, and a fractious political debate over the U.S. debt ceiling damaged business and investor confidence. The U.S. economy proved remarkably resilient, however, and we began to see encouraging signs in employment, housing, and consumption in the fourth quarter. However, slower global economic growth highlighted concerns that the global recovery would continue at a relatively subdued pace, again dampening investor enthusiasm.

In an environment where volatility appeared to be the only constant, U.S. large-cap stocks rose modestly for the 12-month period, while small- and mid-cap shares declined slightly. Growth stocks fared better than value stocks among small- and large-caps, but value outperformed among mid-caps. Sector performance in the large-cap S&P 500 Index was mixed. The economically sensitive financials and materials sectors fell sharply, while utilities, consumer staples, and health care—traditional safe havens in times of economic uncertainty—generated solid gains. Equities in non-U.S. markets trailed U.S. shares by a wide margin, in part because a stronger dollar versus most foreign currencies reduced returns in dollar terms. Developed European markets recorded steep declines amid weakening economies, rising bond yields, and waning confidence in the Continent’s political leaders. Developed Asian markets fared better overall, but emerging markets equities lagged as investors turned risk averse.

Natural resources stocks fell sharply for the year, weighed down by concerns about fiscal challenges and sagging recoveries in developed markets and slowing growth rates in key emerging markets, such as China, India, and Brazil. Global real estate securities also fell as the European sovereign debt crisis and tighter monetary policies in emerging markets weighed heavily on investor sentiment. U.S. REITs, however, outperformed the S&P 500 Index by a wide margin, benefiting from increased demand, limited new supply, and an improved credit environment in the domestic market. Global infrastructure and utilities stocks recorded solid gains in the first half of 2011 but declined in the latter half and posted a modest loss for the year.

PORTFOLIO REVIEW

Our U.S. real estate portfolio generated the fund’s biggest gains. Despite widespread pressure on average consumers, high-end malls continued to thrive thanks to strong demand and a scarcity of new supply. Simon Property Group fared exceptionally well in terms of earnings fundamentals and was among the fund’s top-performing stocks. Similarly, Taubman Centers generated income predominantly from upscale malls and produced strong absolute returns during both halves of the year. Ongoing weakness in home sales boosted the returns of our rental apartment investments. The strain from the high cost of homeownership in several West Coast markets bolstered our investments in Essex Property Trust and BRE Properties, both of which enjoyed strong returns. Public Storage, one of the fund’s largest holdings, enjoyed full-year returns in excess of 30%, reflecting the company’s resilient business model, strong balance sheet, and limited competition. Hotel stocks as a group performed poorly. Our largest investment in the segment, Host Hotels & Resorts, declined through the year, as did our other lodging holdings Marriott and Starwood Hotels & Resorts Worldwide. However, we do not believe their weak performance reflects the actual fundamental results of these companies, which we viewed as rather promising. Instead, their poor showing was due to heightened investor concerns about the possibility of a renewed economic downturn. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

After an exceptional run in the latter half of 2010, the fund’s underlying industrial and precious metals portfolio declined sharply in 2011. Copper producers such as Freeport-McMoRan Copper & Gold and diversified miner Xstrata fell more than most. China is a voracious consumer of commodities and is responsible for an overwhelming share of demand growth for many metals. Not surprisingly, reduced demand from a slower Chinese economy drove the underperformance of industrial metals stocks. However, these stocks rallied nicely toward the end of 2011 as China’s economy showed signs of improvement, and we expect further gains in 2012 if Chinese policymakers continue to loosen monetary policy to safeguard economic growth. Precious metals stocks had been strong performers in the last decade but retreated in 2011 as gold and silver prices began to waver at midyear. Company-specific issues also weighed on several of our positions. Two of our weaker performers were Agnico-Eagle Mines and Eastern Platinum. Agnico-Eagle suffered through a series of operational issues, including a fire at its Meadowbank project. The crushing blow came over the summer, however, when the company announced the abandonment of one of its major production assets, Goldex, due to unstable rock formations. Eastern Platinum suffered through a series of strikes, accidents, and lawsuits in its South African operations in 2011 and saw its stock tumble in excess of 70%. Despite these setbacks, we remain optimistic about this stock. Unlike most metals, platinum prices are below the cost of production for roughly half the industry, meaning supply is likely to constrict over time. In addition, Eastern Platinum appears to have settled with its union workers and should enjoy a period of relatively peaceful work conditions.

Our natural resources portfolio also weighed on fund returns. In a reversal of 2010’s strong performance, coal stocks Peabody Energy and Arch Coal detracted in 2011. As with industrial metals, China is a major consumer of thermal coal and a principal importer of metallurgical coal used in steel production. Similar to industrial metals, coal stocks are often treated as proxies for the Chinese economy in slow times and in times of prosperity. If the government continues to loosen its monetary policy, we expect the Chinese economy to manage a soft landing in 2012, resulting in a far better year for coal stocks, particularly in light of the discounted valuations seen today. Midstream oil and gas pipeline companies were good performers for the year. These are generally stable, fee-driven businesses that pay dividends, and in a market characterized by the sort of uncertainty we saw in 2011, these firms thrived. The outlook for these companies is positive as we expect heavy spending in North America to reroute infrastructure as new opportunities in oil and gas shale displace conventional plays clustered along the Gulf Coast and Rocky Mountain region. We bought shares of El Paso Corporation in 2010 as we came to appreciate the turnaround it was achieving in its oil and gas production unit under new management and because we liked its suite of midstream assets. Apparently, others were also attracted to El Paso’s assets as the share price nearly doubled after Kinder Morgan announced its intent to acquire the company. Spectra Energy and Williams Companies also recorded sharp gains in 2011.

In our global real estate portfolio, Europe experienced widespread losses amid fears of debt crisis contagion. Our largest European holding, Unibail-Rodamco, was no exception, although the stock performed quite well on a relative basis. We also held pockets of relative safety in non-euro-denominated countries. PSP Swiss Property produced a positive return across the full year despite giving back some gains in the second half. Swedish landlord Hufvudstaden also proved to be relatively defensive and helped results. In Japan, the delayed economic recovery weighed on the shares of Mitsubishi Estate, though we see glimmers of hope in recent leasing data, particularly for the company’s prime properties. Hong Kong-listed landlords were hit very hard in 2011, including Sun Hung Kai Properties and Hang Lung Properties. However, we are optimistic that China can engineer a soft landing and that investors will once again favor these securities and their prime assets.

Our global infrastructure and utilities holdings posted modest losses. Like midstream companies, utilities are relatively stable, dividend-yielding businesses, and they performed well in a period where many investors were looking for safety. Calpine, a major U.S. natural gas and geothermal power producer, was one of our better performers. The company’s prospects look attractive as we expect inexpensive natural gas to continue to take market share from coal generation over time. Transportation infrastructure and road and rail stocks were among our weaker holdings. Malaysia Airports Holdings and port operators DP World and Global Ports Investment weighed on results amid expectations that a slowing global economic recovery would lead to weaker international trade volume. North American railroads Union Pacific and CSX also detracted from performance, but we remain optimistic that they will benefit from good exposure to slowing, but still solid, industrial activity and commodity exports to Asia.

OUTLOOK

We expect market volatility to remain high in the face of ongoing economic and political uncertainties in the world’s developed and emerging markets. Leaders in the developed world are pulling all the policy levers at their disposal as they struggle to address burdensome debt problems without driving their economies back into recession. In the U.S., we expect a low-growth economic environment rather than outright recession. A sluggish housing market, persistently high unemployment, household budget deleveraging, and fiscal retrenchment at the local, state, and federal levels should continue to dampen the recovery. Strains in European credit markets may also weigh on U.S. economic growth as eurozone policymakers attempt to tackle unsustainable debt levels while maintaining the monetary union.

Among corporations, earnings continue to grow despite the relatively weak economy, and balance sheets continue to appear strong. Profit margins have been buoyed by widespread caution in hiring and capital expenditures. With already low stock valuations, we expect markets to benefit once we achieve some clarity on viable long-term resolutions to these various issues. We expect to see firmer economic foundations and greater fiscal certainty in much of the world as we enter the second half of 2012.

At the same time, policymakers in emerging markets are walking a fine line as they try to promote continued economic growth and contain inflation. China’s economy, which now accounts for the lion’s share of commodity demand growth, is slowing modestly, as the government hoped, which is relieving inflationary pressures. However, monetary restrictions implemented to curb inflation drove the property market to a near standstill, with failed land auctions reaching levels not seen since 2008 just as the Chinese economy weakened sharply. Yet, there is reason for optimism. Chinese leaders are acutely aware of the slowdown and are loosening restrictions slowly. We believe they will successfully avoid a repeat of the 2008 downturn, but we are monitoring the pace and magnitude of the easing for any signs of weakness. Overall, inflation appears to be easing in emerging economies, which is healthy as it allows leaders to ease restrictive monetary policies, and remains low in developed economies. Over the long term, however, inflationary pressures are likely to resurface as emerging markets return to higher growth rates and developed markets struggle with profound debt problems.

Although real assets stocks underperformed the broader equity markets over the past year, this is not inconsistent with the fund’s long-term investment approach. Our research indicates that real assets stocks typically lag other equities during periods of low or falling inflation. On the other hand, they tend to outperform the broader equity markets during periods of high or rising inflation. As part of a broadly diversified investment portfolio, our goal is performance that is competitive with the broader equity markets over a full inflation cycle but with less overall volatility, providing more consistent returns for long-term investors.

In an uneven economic environment, finding attractive long-term investment opportunities will depend on strong fundamental research, disciplined security selection, and careful attention to risk. These attributes form the core of our investment approach, and we believe they will continue to add value for shareholders over the long term.

Respectfully submitted,

Wyatt A. Lee
Portfolio manager and chairman of the fund’s Investment
Advisory Committee

January 25, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall.

GLOSSARY

MSCI All Country World Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 96.4%		
CONSUMER DISCRETIONARY 1.0%		
Hotels, Resorts, & Cruise Lines 1.0%		
Marriott, Class A	416,500	12,149
Shangri-La Asia (HKD)	1,013,833	1,749
Starwood Hotels & Resorts Worldwide	204,600	9,815
Total Consumer Discretionary		23,713
CONSUMER STAPLES 0.1%		
Agricultural Products 0.1%		
Archer-Daniels-Midland	35,800	1,024
Total Consumer Staples		1,024
ENERGY 17.5%		
Coal & Consumable Fuels 1.7%		
Adaro Energy (IDR)	16,390,500	3,199
Arch Coal	682,600	9,905
China Coal Energy (HKD)	3,306,000	3,567
CONSOL Energy	94,900	3,483
Mongolian Mining (HKD) (1)	4,287,500	3,240
Peabody Energy	329,200	10,900
Whitehaven Coal (AUD)	1,151,027	6,228
		40,522
Integrated Oil & Gas 4.4%		
BG Group (GBP)	613,007	13,104
Chevron	154,300	16,418
Eni (EUR)	412,671	8,551
ExxonMobil	136,600	11,578
Gazprom, ADR	650,677	6,936
Hess	108,000	6,134
Murphy Oil	221,800	12,363
Origin Energy (AUD)	167,410	2,284
Petrobras, ADR	348,900	8,196

Royal Dutch Shell, ADR	156,300	11,424
Suncor Energy	215,800	6,222
Total, ADR	40,305	2,060
		105,270
Oil & Gas Drilling 1.0%		
Diamond Offshore Drilling	145,000	8,013
Ensco, ADR	155,300	7,287
Noble	261,300	7,896
		23,196
Oil & Gas Equipment & Services 4.4%		
Baker Hughes	193,200	9,397
Cameron International (1)	378,400	18,614
FMC Technologies (1)	303,700	15,862
Halliburton	216,800	7,482
National Oilwell Varco	33,600	2,284
Schlumberger	425,688	29,079
Subsea 7 (NOK) (1)	257,331	4,776
Technip (EUR)	78,995	7,425
Tenaris, ADR	135,100	5,023
Trican Well Service (CAD)	344,300	5,931
		105,873
Oil & Gas Exploration & Production 4.8%		
Bill Barrett (1)	50,200	1,710
Cabot Oil & Gas	24,200	1,837
Cairn Energy (GBP) (1)	492,726	2,030
Canadian Natural Resources	351,100	13,121
Cimarex Energy	84,700	5,243
Cobalt International Energy (1)	290,100	4,502
Concho Resources (1)	65,900	6,178
Devon Energy	34,300	2,127
EOG Resources	117,400	11,565
Goodrich Petroleum (1)	167,400	2,298

Kosmos Energy (1)	257,500	3,157
Newfield Exploration (1)	138,700	5,233
Nexen	270,800	4,308
Ophir Energy (GBP) (1)	573,835	2,574
Pacific Rubiales Energy (CAD)	202,000	3,714
Petrominerales (CAD)	198,600	3,228
QEP Resources	209,682	6,144
QGEP Participacoes (BRL)	75,300	666
Quicksilver Resources (1)	336,100	2,255
Range Resources	133,600	8,275
Southwestern Energy (1)	299,300	9,560
Tullow Oil (GBP)	425,819	9,271
Ultra Petroleum (1)	155,200	4,599
		113,595

Oil & Gas Storage & Transportation 1.2%

El Paso Corporation	258,800	6,876
Enbridge (CAD)	121,100	4,528
Spectra Energy	297,600	9,151
Williams Companies	251,500	8,305
		28,860
Total Energy		417,316

FINANCIALS 34.3%

Diversified Real Estate Activities 2.7%

First Capital Realty (CAD)	332,100	5,639
Hang Lung Properties (HKD)	3,414,000	9,715
Kerry Properties (HKD)	717,000	2,372
Mitsubishi Estate (JPY)	918,000	13,716
Mitsui Fudosan (JPY)	978,000	14,256
Sun Hung Kai Properties (HKD)	1,300,000	16,295
Wharf Holdings (HKD)	730,700	3,312
		65,305

Diversified Real Estate Investment Trusts (REITs) 2.0%		
GPT Group, Equity Units (AUD)	2,310,322	7,254
Shaftesbury, REIT (GBP)	815,859	5,920
Stockland, REIT (AUD)	1,346,688	4,394
Vornado Realty Trust, REIT	318,900	24,511
Washington Real Estate Investment Trust, REIT	204,700	5,598
		47,677
Industrial Real Estate Investment Trusts (REITs) 2.2%		
DCT Industrial Trust, REIT	561,200	2,873
EastGroup Properties, REIT	106,300	4,622
Mapletree Industrial Trust, Equity Units (SGD)	8,344,518	6,916
ProLogis, REIT	1,277,382	36,521
Terreno Realty, REIT	77,300	1,170
		52,102
Office Real Estate Investment Trusts (REITs) 5.1%		
Alexandria Real Estate, REIT	147,100	10,146
BioMed Realty Trust, REIT	751,500	13,587
Boston Properties, REIT	249,600	24,860
Brookfield Office Properties Canada, REIT (CAD)	204,400	4,880
CapitaCommercial Trust, REIT (SGD)	3,054,000	2,484
Derwent London (GBP)	96,028	2,326
Douglas Emmett, REIT	812,200	14,815
Great Portland Estates (GBP)	1,107,479	5,555
Highwoods Properties, REIT	185,600	5,507
Japan Real Estate Investment, REIT (JPY)	252	1,964
Kilroy Realty, REIT	455,000	17,322
SL Green Realty, REIT	285,600	19,032
		122,478
Real Estate Development 0.6%		
China Overseas Land & Investment (HKD)	1,842,000	3,078
China Resources Land (HKD)	2,318,000	3,713

China Vanke (HKD)	3,657,501	3,617
Soho China (HKD)	4,574,500	3,051
		13,459
Real Estate Operating Companies 1.5%		
Forest City Enterprises, Class A (1)	128,101	1,514
Global Logistic Properties (SGD) (1)	4,229,000	5,722
Hongkong Land Holdings	834,000	3,786
Hufvudstaden (SEK)	647,040	6,586
Hysan Development (HKD)	1,362,000	4,472
Iguatemi Empresa de Shopping Centers (BRL)	114,600	2,129
Multiplan Empreendimentos (BRL)	241,400	4,953
PSP Swiss Property (CHF)	79,716	6,671
		35,833
Residential Real Estate Investment Trusts (REITs) 4.9%		
AvalonBay Communities, REIT	226,400	29,568
BRE Properties, Class A, REIT	356,900	18,016
Camden Property Trust, REIT	201,700	12,554
Equity Residential, REIT	552,100	31,486
Essex Property Trust, REIT	130,900	18,393
Nippon Accommodations Fund, REIT (JPY)	701	4,718
Post Properties, REIT	62,100	2,715
		117,450
Retail Real Estate Investment Trusts (REITs) 11.9%		
Capital Shopping Centres, REIT (GBP)	1,289,789	6,256
Capitamall Trust, REIT (SGD)	5,529,000	7,247
CBL & Associates Properties, REIT	414,200	6,503
CFS Retail Property, Equity Units (AUD)	2,524,703	4,351
Charter Hall Retail, REIT, Equity Units (AUD)	829,265	2,714
Equity One, REIT	201,500	3,421
Eurocommercial Properties (EUR)	53,755	1,707
Federal Realty Investment Trust, REIT	289,700	26,290
Frontier Real Estate Investment (JPY)	376	3,048

General Growth Properties, REIT (1)(6)	1,155,886	17,361
Hammerson (GBP)	627,561	3,509
Kimco Realty, REIT	917,200	14,895
Land Securities (GBP)	290,894	2,871
Macerich Company, REIT	535,700	27,106
Mercialys (EUR)	87,398	2,817
Primaris Retail Real Estate Investment Trust, REIT (CAD)	441,500	8,932
Regency Centers, REIT	390,300	14,683
Saul Centers, REIT	114,500	4,056
Simon Property Group, REIT	539,000	69,499
Taubman Centers, REIT	221,600	13,761
Unibail-Rodamco, REIT (EUR)	82,656	14,859
Weingarten Realty Investors, REIT	241,200	5,263
Westfield Group, REIT (AUD)	1,167,122	9,323
Westfield Retail Trust, REIT (AUD)	4,829,310	12,299
		282,771
Specialized Real Estate Investment Trusts (REITs) 3.4%		
Healthcare Realty Trust, REIT	592,800	11,020
Host Hotels & Resorts, REIT	912,000	13,470
Plum Creek Timber, REIT	235,500	8,610
Public Storage, REIT	303,100	40,755
Weyerhaeuser, REIT	337,900	6,309
		80,164
Total Financials		817,239
INDUSTRIALS & BUSINESS SERVICES 3.9%		
Air Freight & Logistics 0.0%		
Toll Holdings (AUD)	100,168	432
		432
Airport Services 0.1%		
Fraport (EUR)	30,062	1,479

GMR Infrastructure (INR) (1)	1,080,461	438
Malaysia Airports Holdings (MYR)	493,200	902
		2,819
Construction & Engineering 1.2%		
China Railway Construction, H Shares (HKD)	565,500	311
Fluor	108,400	5,447
Foster Wheeler (1)	264,600	5,065
IRB Infrastructure Developers (INR)	339,119	831
Larsen & Toubro (INR)	15,586	292
Quanta Services (1)	520,100	11,203
Sarana Menara Nusantara (IDR) (1)	693,000	764
Vinci (EUR)	87,937	3,842
		27,755
Construction & Farm Machinery & Heavy Trucks 0.5%		
Joy Global	148,400	11,125
		11,125
Diversified Support Services 0.0%		
KEPCO Plant Service & Engineering (KRW) (1)	27,063	968
		968
Electrical Components & Equipment 0.0%		
Crompton Greaves (INR)	229,439	544
		544
Environmental & Facilities Services 0.0%		
Republic Services	35,200	970
		970
Heavy Electrical Equipment 0.4%		
ABB (CHF)	70,859	1,334
Alstom (EUR)	13,310	404

Babcock & Wilcox (1)	279,420	6,745
		8,483
Highways & Railtracks 0.5%		
Abertis Infraestructuras (EUR)	133,053	2,125
Atlantia (EUR)	124,743	1,997
CCR (BRL)	348,200	2,281
Globaltrans Investment, GDR	91,815	1,263
Ohl Mexico (MXN) (1)	795,900	1,226
Sichuan Expressway (HKD)	2,422,000	976
Transurban Group (AUD)	68,126	392
Zhejiang Expressway, H Shares (HKD)	1,666,000	1,079
		11,339
Industrial Conglomerates 0.3%		
Jaiprakash Associates (INR)	409,821	405
McDermott International (1)	548,300	6,311
SembCorp Industries (SGD)	490,000	1,530
		8,246
Marine Ports & Services 0.2%		
China Merchants Holdings International (HKD)	518,000	1,501
DP World	93,872	910
Global Ports Investment, GDR	13,747	192
Hutchison Port Holdings Trust, Equity Units	1,516,000	940
Koninklijke Vopak (EUR)	24,028	1,269
Mundra Port & Special Economic Zone (INR)	291,875	660
		5,472
Railroads 0.6%		
Asciano (AUD)	346,854	1,596
Canadian Pacific Railway (CAD)	9,800	664
Central Japan Railway (JPY)	286	2,415
Container Corporation of India (INR)	24,336	412
CSX	51,500	1,085

East Japan Railway (JPY)	58,100	3,699
Kansas City Southern Industries (1)	23,787	1,618
Union Pacific	21,900	2,320
		13,809
Trading Companies & Distributors 0.1%		
Mills Estruturas e Servics de Engenharia (BRL)	125,700	1,193
		1,193
Total Industrials & Business Services		93,155
INFORMATION TECHNOLOGY 0.1%		
Electronic Equipment & Instruments 0.1%		
First Solar (1)	78,700	2,657
Total Information Technology		2,657
MATERIALS 34.6%		
Aluminum 0.1%		
Alumina (AUD)	3,127,149	3,566
		3,566
Construction Materials 0.3%		
Vulcan Materials	174,900	6,882
		6,882
Diversified Metals & Mining 15.6%		
Anglo American (GBP)	1,056,356	39,028
Augusta Resources (1)	759,400	2,354
BHP Billiton (AUD)	1,936,628	68,179
BHP Billiton (GBP)	1,308,629	38,156
CITIC Dameng Holdings (HKD) (1)	15,431,000	2,285
Compass Minerals	72,500	4,992
Eurasian Natural Resources (GBP)	314,897	3,108
Freeport-McMoRan Copper & Gold	889,200	32,714

Glencore (GBP)	381,300	2,321
Glencore International (GBP)	65,269	397
Grupo Mexico (MXN)	1,520,077	3,997
Hudbay Minerals	760,100	7,502
Ivanhoe Mines (1)	286,100	5,070
Kazakhmys (GBP)	370,258	5,330
Rio Tinto (GBP)	832,990	40,426
Rio Tinto (AUD)	212,680	13,117
Southern Copper	144,900	4,373
Sumitomo Metal Mining (JPY)	565,000	7,260
Teck Resources (CAD)	320,900	11,311
Vale, ADR (1 ADR represents 1 common share)	1,127,700	24,189
Vale, ADR (1 ADR represents 1 preference share)	1,152,600	23,743
Walter Energy	136,600	8,272
Western Areas (AUD)	592,690	3,086
Xstrata (GBP)	1,371,687	20,834
		372,044
Fertilizers & Agricultural Chemicals 1.5%		
Israel Chemicals (ILS)	149,891	1,553
Monsanto	9,200	645
Mosaic	105,100	5,300
Potash Corporation of Saskatchewan	464,600	19,179
Sociedad Quimica y Minera de Chile, ADR	122,500	6,597
Uralkali, GDR	43,365	1,561
		34,835
Forest Products 0.1%		
Louisiana Pacific (1)	333,300	2,690
		2,690
Gold 8.9%		
African Barrick Gold (GBP)	441,211	3,144
Agnico-Eagle Mines	440,290	15,991
Alacer Gold, GDR (AUD) (1)	544,881	5,595

Barrick Gold	669,160	30,280
Eldorado Gold (CAD)	1,439,500	19,810
Eldorado Gold	571,700	7,838
Franco Nevada (CAD)	623,700	23,742
IAMGOLD	1,109,850	17,591
New Gold (CAD) (1)	619,900	6,255
Newcrest Mining (AUD)	828,881	25,094
Newmont Mining	534,320	32,065
Osisko Mining (CAD) (1)	1,072,500	10,359
Sandstorm Gold (CAD) (1)	6,945,600	8,181
Sulliden Gold (CAD) (1)	2,655,000	3,206
Sulliden Gold (CAD) (1)(2)	313,900	379
Volta Resources (CAD) (1)	2,799,500	2,666
Volta Resources (CAD) (1)	494,200	471
		212,667
Industrial Gases 0.8%		
Air Products & Chemicals	83,500	7,113
Praxair	110,100	11,770
		18,883
Paper Products 0.1%		
International Paper	122,700	3,632
		3,632
Precious Metals & Minerals 3.7%		
Compania de Minas Buenaventura, ADR	386,730	14,827
Eastern Platinum (CAD) (1)	13,125,100	6,957
Fresnillo (GBP)	938,148	22,248
Industrias Penoles (MXN)	139,955	6,168
North American Palladium (1)	1,934,080	4,932
Petra Diamonds (GBP) (1)	4,738,661	8,463
Platinum Group Metals (CAD) (1)	4,208,100	3,800
Polymetal, GDR (1)	18,928	305
Polymetal International (GBP) (1)	562,301	9,553

Stillwater Mining (1)	451,310	4,721
Tahoe Resources (CAD) (1)	319,650	5,548
		87,522
Steel 3.5%		
Angang New Steel (HKD)	4,506,000	3,255
ArcelorMittal (EUR)	762,818	13,950
Cliffs Natural Resources	192,500	12,002
Haynes International	87,700	4,788
Hyundai Steel (KRW) (1)	53,178	4,418
Maanshan Iron & Steel (HKD)	11,504,000	3,688
MMX Mineracao e Metalicos (BRL) (1)	894,800	3,200
Novolipetsk Steel, GDR	229,896	4,515
Nucor	179,900	7,119
Schnitzer Steel, Class A	112,000	4,735
Steel Dynamics	240,100	3,157
Tata Steel Limited (INR)	387,099	2,437
Ternium, ADR	337,100	6,199
U.S. Steel	339,700	8,989
		82,452
Total Materials		825,173
TELECOMMUNICATION SERVICES 0.2%		
Specialized Real Estate Investment Trusts (REITs) 0.1%		
American Tower REIT, Class A	42,600	2,556
		2,556
Wireless Telecommunication Services 0.1%		
Crown Castle International (1)	52,300	2,343
		2,343
Total Telecommunication Services		4,899

UTILITIES 4.5%

Electric Utilities 1.2%

American Electric Power	67,400	2,784
Cheung Kong Infrastructure (HKD)	267,000	1,556
CLP Holdings (HKD)	257,000	2,187
E.ON (EUR)	61,658	1,330
Electricite de France (EUR)	8,672	211
Enel (EUR)	737,824	3,002
Energias do Brasil (BRL)	54,800	1,219
Entergy	36,100	2,637
Exelon	159,300	6,909
FirstEnergy	63,300	2,804
PPL	73,200	2,154
Red Electrica (EUR)	16,535	708
Terna (EUR)	374,208	1,261
		28,762

Gas Utilities 0.4%

Chesapeake Utilities	9,602	416
China Resources Gas Group (HKD)	1,022,000	1,461
ENN Energy Holdings (HKD)	418,000	1,340
Gail India (INR)	156,606	1,135
Gujarat State Petronet (INR)	339,924	504
Perusahaan Gas Negara (IDR)	4,217,500	1,477
Tokyo Gas (JPY)	644,000	2,962
		9,295

Independent Power Producers & Energy Traders 1.4%

Adani Power (INR) (1)	558,289	663
AES (1)	750,300	8,884
Calpine (1)	717,600	11,718
China Longyuan Power (HKD)	1,818,400	1,426
China Resources Power Holdings (HKD)	882,000	1,692

Energy Development (PHP)	9,369,800	1,344
GenOn Energy (1)	1,532,200	3,999
GVK Power & Infrastructure (INR) (1)	582,240	128
International Power (GBP)	382,419	2,003
NRG Energy (1)	56,000	1,015
		32,872
Multi-Utilities 1.4%		
Beijing Enterprises (HKD)	339,500	2,046
CenterPoint Energy	76,900	1,545
Centrica (GBP)	720,373	3,237
GDF Suez (EUR)	134,898	3,687
MDU Resources Group	388,700	8,342
Metro Pacific Investments (PHP)	7,024,000	586
OGE Energy	16,700	947
PG&E	84,700	3,491
Qatar Electricity & Water (QAR)	40,213	1,542
RWE (EUR)	51,142	1,797
Sempra Energy	51,500	2,832
Suez Environnement (EUR)	101,300	1,167
Teco Energy	50,100	959
Veolia Environnement (EUR)	90,352	990
		33,168
Water Utilities 0.1%		
United Utilities (GBP)	226,706	2,134
		2,134
Total Utilities		106,231
Total Miscellaneous Common Stocks 0.2% (3)		5,410
Total Common Stocks (Cost $2,452,142)		2,296,817

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 12/31/11
Investment Income (Loss)	
Income	
Dividend (net of foreign taxes of $2,374)	$ 44,364
Interest	105
Other	1
Total income	44,470
Expenses	
Investment management	13,203
Shareholder servicing	4,409
Prospectus and shareholder reports	7
Custody and accounting	534
Registration	195
Legal and audit	41
Directors	5
Miscellaneous	171
Total expenses	18,565
Net investment income	25,905
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	(23,201)
Foreign currency transactions	(767)
Net realized loss	(23,968)
Change in net unrealized gain (loss)	
Securities	(316,932)
When-issued sales commitments	(67)
Other assets and liabilities denominated in foreign currencies	(15)
Change in net unrealized loss	(317,014)
Net realized and unrealized loss	(340,982)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (315,077)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/11	7/28/10 Through 12/31/10
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 25,905	$ 6,256
Net realized gain (loss)	(23,968)	5,056
Change in net unrealized gain (loss)	(317,014)	157,769
Increase (decrease) in net assets from operations	(315,077)	169,081
Distributions to shareholders		
Net investment income	(27,611)	(7,247)
Net realized gain	(15,146)	(3,624)
Tax return of capital	(2,829)	–
Decrease in net assets from distributions	(45,586)	(10,871)
Capital share transactions*		
Shares sold	1,260,333	1,403,504
Distributions reinvested	45,586	10,871
Shares redeemed	(135,752)	(104)
Redemption fees received	1	–
Increase in net assets from capital share transactions	1,170,168	1,414,271
Net Assets		
Increase during period	809,505	1,572,481
Beginning of period	1,572,581	100
End of period	**$ 2,382,086**	**$ 1,572,581**
Undistributed net investment income	1,280	764
*Share information		
Shares sold	108,969	128,821
Distributions reinvested	4,586	932
Shares redeemed	(11,023)	(10)
Increase in shares outstanding	102,532	129,743

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Real Assets Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on July 28, 2010. The fund seeks to provide long-term growth of capital.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $31,000 for the year ended December 31, 2011. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncement In December 2011, the Financial Accounting Standards Board issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Values in the accompanying Portfolio of Investments are as of December 30, 2011, the last business day in the fund’s fiscal year ended December 31, 2011. Some foreign markets were open between December 30 and the close of the fund’s reporting period on December 31, but any differences in values and foreign exchange rates subsequent to December 30 through December 31 were immaterial to the fund’s financial statements.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2011:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At December 31, 2011, approximately 11% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments. Amounts realized on when-issued transactions are included with realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,780,490,000 and $632,728,000, respectively, for the year ended December 31, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the character of dividends received from real estate investment trusts (REITs). For the year ended December 31, 2011, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2011 and December 31, 2010, were characterized for tax purposes as follows:

At December 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales, and the realization of gains/losses on passive foreign investment companies for tax purposes. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. All or a portion of the capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s available capital loss carryforwards as of December 31, 2011, have no expiration. In accordance with federal tax laws applicable to investment companies, specified net losses realized between November 1 and December 31, are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized. Similarly, certain dividends declared by real estate investment trusts (REITs) in December and paid the following January are recognized for tax purposes in the subsequent year (REIT income deferrals) but, for financial reporting purposes, are included in the fund’s dividend income on ex-date.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At December 31, 2011, the fund had no deferred tax liability attributable to foreign securities and $665,000 of foreign capital loss carryforwards, all of which expire in 2019.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 35% of the fund’s average daily net assets; prior to December 1, 2011, the individual fund fee had been 30%. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2011, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through April 30, 2013. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.10%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. At December 31, 2011, there were no amounts subject to repayment. For the year ended December 31, 2011, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended December 31, 2011, expenses incurred pursuant to these service agreements were $188,000 for Price Associates and less than $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2011, the fund was charged $2,000 for shareholder servicing costs related to the college savings plans, of which $1,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2011, approximately 1% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2011, the fund was allocated $12,000 of Spectrum Funds’ expenses and $4,394,000 of Retirement Funds’ expenses. Of these amounts, $2,543,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2011, approximately 3% of the outstanding shares of the fund were held by the Spectrum Funds and 89% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Mutual funds and other accounts managed by T. Rowe Price and its affiliates (collectively, T. Rowe Price funds) may invest in the fund; however, no T. Rowe Price fund may invest for the purpose of exercising management or control over the fund. At December 31, 2011, 7% of the fund’s outstanding shares were held by T. Rowe Price funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Real Assets Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Real Assets Fund, Inc. (the “Fund”) at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2012

Tax Information (Unaudited) for the Tax Year Ended 12/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $15,630,000 from short-term capital gains,

  $1,738,000 from long-term capital gains, of which $609,000 was subject to the 15% rate gains category, and $1,129,000 to the 25% rate gains category.

For taxable non-corporate shareholders, $27,871,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $6,400,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $22,054,000 and foreign taxes paid of $2,373,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2010	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2010

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2010	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Director and Member of the
Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2010

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2010	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2010

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2010	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2010	(1984 to 2008)

*Each independent director oversees 130 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2010	Chairman of the Board, Director, and President, T. Rowe Price
[130]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2010	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[74]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Real Assets Fund	Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Jared S. Franz (1977)	Assistant Vice President, T. Rowe Price;
Vice President	formerly student, University of Illinois at
Chicago (to 2008)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Stefan Hubrich, Ph.D., CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Wyatt A. Lee, CFA (1971)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Susanta Mazumdar (1968)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President, Price Hong Kong,
Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price International

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Assistant Treasurer and Vice
President, T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,764,000 and $1,417,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Real Assets Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 17, 2012